UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                             PLAYTEX PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)



          1-12620                                     51-0312772
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 (Commission File Number)               (I.R.S. Employer Identification No.)


                300 NYALA FARMS ROAD, WESTPORT, CONNECTICUT 06880
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                    (Address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (203) 341-4000


                                       N/A
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         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

         STOCK OPTION AND RESTRICTED STOCK GRANTS

         On June 14, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Playtex Products, Inc. (the "Company") entered into agreements with certain directors, named executive officers and executive officers of the Company pursuant to which options to purchase shares of the Company's common stock ("Common Stock") and restricted shares of Common Stock were awarded.

         An aggregate of 16,940 restricted shares of Common Stock were awarded to non-employee directors. An aggregate of 212,600 options to purchase shares of Common Stock and 71,700 restricted shares of Common Stock were awarded to executive directors.

         Complete descriptions of the terms and conditions applicable to these awards are set forth in the respective form award agreements, which are filed as Exhibits 99.1 (Form of Nonqualified Stock Option Agreement), 99.2 (Form of Director Restricted Stock Award Agreement) and 99.3 (Form of Restricted Stock Award Agreement) and incorporated by reference herein.

         CHANGE IN CONTROL STOCK AWARD TO JAMES S. COOK

         On June 16, 2005, the Company entered into a Change in Control Stock Award Agreement with James S. Cook, who is Senior Vice President, Operations. This agreement entitles Mr. Cook, contingent upon his continued employment with the Company, to receive, immediately prior to a Change in Control (as defined in the Playtex Products, Inc. Stock Award Plan) that occurs (i) prior to May 31, 2006, or (ii) prior to May 31, 2007, as applicable, 50,000 or 40,000, respectively, fully vested unrestricted shares of Common Stock pursuant to the Playtex Products, Inc. Stock Award Plan. If there is no Change in Control, or if Mr. Cook's employment ends for any reason prior to May 31, 2006 or May 31, 2007, as applicable, no shares of Common Stock will be awarded to Mr. Cook. A copy of the Change in Control Stock Award Agreement is filed as Exhibit 99.4 and incorporated by reference herein.


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


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)           EXHIBITS

EXHIBIT       DESCRIPTION
-------       -----------

 99.1         Form of Nonqualified Stock Option Agreement

 99.2         Form of Director Restricted Stock Award Agreement

 99.3         Form of Restricted Stock Award Agreement

 99.4 Change in Control Stock Award Agreement, dated June 16, 2005, with Mr. James S. Cook, Senior Vice President, Operations




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 20, 2005                        PLAYTEX PRODUCTS, INC.



                                            By: /s/ Paul E. Yestrumskas
                                                -------------------------------
                                                Name:  Paul E. Yestrumskas
                                                Title: Vice President, General
                                                       Counsel and Secretary




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


                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT       DESCRIPTION
-------       -----------

 99.1         Form of Nonqualified Stock Option Agreement

 99.2         Form of Director Restricted Stock Award Agreement

 99.3         Form of Restricted Stock Award Agreement

 99.4 Change in Control Stock Award Agreement, dated June 16, 2005, with Mr. James S. Cook, Senior Vice President, Operations





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